MERRILL LYNCH
                                                               STRATEGIC
                                                               DIVIDEND FUND

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               July 31, 1998

                      MERRILL LYNCH STRATEGIC DIVIDEND FUND

Security
Representation as a
Percentage of
Equities as of
July 31, 1998

[A pie graph depicting security representation as a percentage of equities as of July 31, 1998]

Utilities              34.3%
Capital Goods           8.1%
Energy                 11.0%
Financial Services     21.4%
Basic Industries        7.7%
Consumer               17.5%

US Common Stock
Investments as of
July 31, 1998
                                                                  S&P
                                                 Fund             500*
   -----------------------------------------------------------------------------
   Average Capitalization (in billions)          $24.8           $65.4
   -----------------------------------------------------------------------------
   Price/Book Value                                3.5             4.2
   -----------------------------------------------------------------------------
   Price/Earnings Ratio**                         18.3            24.8
   -----------------------------------------------------------------------------
   Yield Based on Current Dividend                 3.6%            1.4%
   -----------------------------------------------------------------------------
  *An unmanaged broad-based index comprised of common stocks.
 **Based on trailing 12-month earnings.

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

DEAR SHAREHOLDER

Mounting evidence of a slowing economy and the prospect of lower corporate earnings growth led to greater volatility in the US financial markets during the quarter ended July 31, 1998. At the same time, greater economic and political uncertainties in Asia and Russia led investors to become concerned about the outlook for economic activity worldwide. Although these developments were negative for stock markets, they generally were beneficial to bond prices, especially as inflationary trends remained subdued. As was widely anticipated, the Federal Reserve Board did not move to tighten monetary policy.

In the United States, gross domestic product (GDP) rose at a rate of 1.4% for the second calendar quarter, down from the 5.5% rate for the first three months of the year. The economic slowdown in Asia negatively impacted US exports, and the protracted strike at General Motors Corporation also was a negative factor for economic activity. However, the US dollar remained strong, especially relative to the Japanese yen. The weakness of the Japanese economy continues to be a source of concern not only for Asia, but also for the rest of the world as well.

In the months ahead, investors will continue to focus on the economic outlook in Asia and its impact on worldwide economic activity and corporate earnings results. If there were evidence of more buoyant yet moderate US economic growth and a pick-up in corporate profits growth, we would expect stability to return to the financial markets on a global basis. Absent these developments, market volatility is likely to continue.

Portfolio Matters

For the three months ended July 31, 1998, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares had total returns of -4.07%, -4.32%, -4.34% and -4.13%, respectively. (Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, see pages 5-7 of this report to shareholders.) The total return of the 200 highest-yielding stocks in the unmanaged Standard & Poor's 500 Index (S&P 500) was -3.51%.

The Fund's performance during the July quarter reflected that of the highest-yielding stocks, our primary investment focus. This group of stocks significantly underperformed the overall market during this volatile period. Several factors contributed to the weakness. As the recovery in Asian markets proved unsustainable, concerns about slowing US corporate profits growth and rising interest rates were renewed. High-yielding stocks in the energy, basic industry, natural gas and electric utility sectors were particularly negatively affected. The Fund has significant exposure to these industry sectors.

Our primary investment strategy remained unchanged during the July quarter. We continued to center our investment activity on improving the overall dividend yield of the Fund. Our focus remained on buying attractively valued individual stocks that we believed offered high dividend yields. We continued to realize profits in those holdings where we became somewhat concerned about the high relative valuations. We also reviewed our holdings in companies with significant exposure to Asian markets and addressed those issues according to relative risk and long-term opportunities.

Investment activities during the July quarter included the elimination of seven companies and reductions in four others. We initiated new positions in six higher-yielding companies: three within the utility sector, a real estate investment trust (REIT), a small tobacco company, and a foreign steel producer. In terms of our new positions, we added the shares of E'Town Corporation and United Water Resources Inc. to our water utility investments. We believe shares of water utilities, which operate as regulated monopolies within their local service areas, offer attractive long-term total return opportunities with relatively low risk characteristics. This is a highly fragmented and consolidating industry providing significant growth opportunities for the major players, including a number of our portfolio holdings. We acquired a position in Sempra Energy, a new holding company. We accomplished this through our purchase of the shares of Pacific Enterprises, a natural gas utility operating in southern California, just prior to its merger with Enova Corp., an electric and gas utility also in southern California. The outlook for the new company is positive, given the conservative nature of its utility assets and good growth prospects from both its existing nonregulated businesses and new ones it is developing. Highwoods Properties, Inc. is a REIT that owns and operates commercial office, light industrial and retail properties in eight southern states. The generous dividend yield and good earnings prospects made this an attractive addition to our REIT holdings. UST Inc. is a leading producer and marketer of moist smokeless tobacco. In our view, the shares of UST offered an attractive total return potential given continuing strong growth prospects in the US smokeless tobacco market and the company's trading at a deep discount to the market price/earnings ratio and providing a high and safe dividend yield. British Steel PLC is a major producer of steel and iron products in the United Kingdom, primarily for export. The shares of this company had come under pressure as the price of the underlying commodity approached a five-year low, largely in response to concerns about the Asian market. Once demand for steel improves, we believe this company is well-positioned to participate. The stock is an attractive total return investment, in our view.

Fiscal Year in Review

For the fiscal year ended July 31, 1998, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +12.03%, +10.94%, +10.96% and +11.84%, respectively. The Fund's primary investment objective is to seek to provide long-term total returns from a diversified portfolio of common stocks that yield more than the S&P 500. Our strategy of focusing investments on quality, low risk, high dividend yield, large-capitalization companies benefited performance during the Fund's fiscal year. The 200 highest-yielding stocks in the unmanaged S&P 500 returned +9.76% during the 12-month period. The Fund's performance also compared favorably with the +10.48% total return of the Lipper Equity Income Funds Average. Furthermore, according to Lipper Analytical Services, the Fund's net yield after expenses for the 12 months ended July 31, 1998 was very competitive compared to other equity income funds.

During the 12 months ended July 31, 1998, we maintained the Fund's historic overweighting in the three highest-yielding sectors. Approximately two-thirds of the Fund's net assets were invested in the utility, energy and financial services sectors. During the 12-month period, we employed an investment strategy of focusing our investment activities on increasing the Fund's dividend yield. As a result, we increased the Fund's weighting in the utility sector by more than 50%. This strategy benefited the Fund's performance, particularly during periods of high market volatility. The only major negative impact on performance came from our large exposure to the energy sector. We believe the energy sector, specifically stocks of larger oil companies, offers attractive long-term prospects.

In Conclusion

Merrill Lynch Strategic Dividend Fund typically has been less volatile than the stock market because the broad sectors we invest in have lower-than-market volatility. Examples of these sectors include the financial services and utility sectors, as well as the energy sector. Our strategy also has natural "hedges" built into it. The energy sector hedges against inflation and rises in commodity prices. The financial and utilities sectors, as interest rate-sensitive sectors, generally do well during non-inflationary times accompanied by lower interest rates. Furthermore, our significant weighting in high-yielding US stocks should also provide a cushion against volatile international markets.

We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and
Portfolio Manager


September 2, 1998


                                     2 & 3

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary


Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171


Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                                                              Ten Years/
                                                      12 Month           3 Month           Since Inception
                                                    Total Return      Total Return           Total Return
=================================================================================================================
ML Strategic Dividend Fund Class A Shares*             +12.03%           -4.07%                +247.22%
-----------------------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class B Shares*             +10.94            -4.32                 +220.37
-----------------------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class C Shares*             +10.96            -4.34                 +102.07
-----------------------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class D Shares*             +11.84            -4.13                 +108.30
-----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                          +19.28            +1.18          +439.65/+445.10/+161.20
=================================================================================================================

 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception dates are:
  Class A Shares, 11/29/88; Class BShares, ten years ended 7/31/98; and Class C and Class D Shares, 10/21/94.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are: from 11/29/88 to 7/31/98; for the ten years ended 7/31/98; and from 10/21/94 to 7/31/98, respectively.


                                     4 & 5

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

PERFORMANCE DATA (concluded)

Total Return
Based on a
$10,000 Investment

[A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Standard & Poor's 500 and High Yield Index. Beginning and ending values are:]

                                            11/29/88**                  7/98
ML Strategic Dividend Fund+--
Class A Shares*                             $9,475                   $32,903
Standard & Poor's 500 Index++               $10,000                  $53,963
High Yield Index+++                         $10,000                  $29,242


[A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Standard & Poor's 500 and High Yield Index. Beginning and ending values are:]

                                            7/88                     7/98
ML Strategic Dividend Fund+--
Class B Shares*                             $10,000                  $32,034
Standard & Poor's 500 Index++               $10,000                  $54,510
High Yield Index+++                         $10,000                  $28,840


[A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Standard & Poor's 500 and High Yield Index. Beginning and ending values are:]

                                            10/21/94**               7/97
ML Strategic Dividend Fund+--
Class C Shares*                             $10,000                  $20,207
ML Strategic Dividend Fund+--
Class D Shares*                             $9,475                   $19,737
Standard & Poor's 500 Index++               $10,000                  $26,119
High Yield Index+++                         $10,000                  $19,767


  *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **Commencement of operations.
  +ML Strategic Dividend Fund invests primarily in companies with a continuous record of paying dividends.
 ++This unmanaged broad-based Index is comprised of common stocks.
+++This unmanaged Index consists of the first two quintiles of the highest-yielding stocks of the S&P 500. The starting date for the Index in each of the graphs are: Class A Shares graph, 11/30/88; Class B Shares graph, 7/31/88; and Class C & Class D Shares graph, 10/31/94.
   Past performance is not predictive of future performance.

Average Annual
Total Return

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                    +23.25%         +16.78%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                              +17.60          +16.34
--------------------------------------------------------------------------------
Inception (11/29/88) through 6/30/98                  +14.28          +13.64
--------------------------------------------------------------------------------
 *Maximum sales charge is 5.25%
**Assuming maximum sales charge.

================================================================================
                                                       % Return      % Return
                                                     Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                    +22.08%         +18.08%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                              +16.41          +16.41
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98                               +12.79          +12.79
--------------------------------------------------------------------------------
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                      % Return       % Return
                                                     Without CDSC   With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                    +22.01%         +21.01%
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/98                  +22.15          +22.15
--------------------------------------------------------------------------------
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
   Class D Shares*
================================================================================
 Year Ended 6/30/98                                   +22.98%         +16.52%
--------------------------------------------------------------------------------
 Inception (10/21/94) through 6/30/98                 +23.13          +21.35
--------------------------------------------------------------------------------
 *Maximum sales charge is 5.25%
**Assuming maximum sales charge.


                                     6 & 7

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                            Percent
                                                     Shares                                                        Value     of Net
EUROPE                  Industries                    Held              Common Stocks                 Cost       (Note 1a)   Assets
====================================================================================================================================
Netherlands             Oil--International           50,000   Royal Dutch Petroleum PLC
                                                              (NY Registered Shares)              $   747,328   $ 2,550,000     1.2%
                        ------------------------------------------------------------------------------------------------------------
                                                              Total Investments in the
                                                              Netherlands                             747,328     2,550,000     1.2
====================================================================================================================================
United Kingdom          Banking                      70,000   Barclays PLC                          2,097,292     2,004,100     1.0
                        ------------------------------------------------------------------------------------------------------------
                        Oil--International           30,000   British Petroleum Co. PLC (ADR)*      1,328,520     2,407,500     1.2
                        ------------------------------------------------------------------------------------------------------------
                        Steel                       700,000   British Steel PLC                     1,938,756     1,440,089     0.7
                        ------------------------------------------------------------------------------------------------------------
                                                              Total Investments in the
                                                              United Kingdom                        5,364,568     5,851,689     2.9
====================================================================================================================================
                                                              Total Investments in Europe           6,111,896     8,401,689     4.1
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States           Aerospace & Defense          20,000   Rockwell International Corp.            975,228       813,750     0.4
                                                     60,000   TRW Inc.                              1,663,738     3,251,250     1.6
                                                                                                  -----------   -----------   -----
                                                                                                    2,638,966     4,065,000     2.0
                        ------------------------------------------------------------------------------------------------------------
                        Automobiles                  70,000   Ford Motor Company                    1,318,007     3,985,625     2.0
                                                     25,000   General Motors Corp.                  1,145,473     1,807,813     0.9
                                                                                                  -----------   -----------   -----
                                                                                                    2,463,480     5,793,438     2.9
                        ------------------------------------------------------------------------------------------------------------
                        Automotive Equipment
                        & Tires                      72,000   Arvin Industries, Inc.                1,656,934     2,799,000     1.4
                                                     50,000   Cooper Tire and Rubber Company        1,202,300       943,750     0.4
                                                     60,000   Dana Corp.                            1,649,850     2,985,000     1.5
                                                                                                  -----------   -----------   -----
                                                                                                    4,509,084     6,727,750     3.3
                        ------------------------------------------------------------------------------------------------------------
                        Banks                        39,000   Bank of New York Company,
                                                              Inc. (The)                            1,989,838     2,496,000     1.2
                                                     10,000   Bankers Trust New York Corp.            709,031     1,120,625     0.6
                                                     28,000   Crestar Financial Corporation         1,447,180     1,909,250     1.0
                                                     10,000   J.P. Morgan & Co., Inc.                 897,556     1,260,000     0.6
                                                     46,000   Mellon Bank Corp.                       990,205     3,099,250     1.5
                                                     34,500   Mercantile Bancorp.                   1,002,055     1,875,938     0.9
                                                     30,000   National City Corporation             2,011,800     2,006,250     1.0
                                                     32,000   State Street Corporation              1,952,758     2,218,000     1.1
                                                                                                  -----------   -----------   -----
                                                                                                   11,000,423    15,985,313     7.9
                        ------------------------------------------------------------------------------------------------------------
                        Business Services            52,000   Dun & Bradstreet Corporation (The)    1,378,715     1,426,750     0.7
                        ------------------------------------------------------------------------------------------------------------
                        Capital Goods                30,000   General Electric Co.                    724,669     2,679,375     1.3
                                                     28,000   Minnesota Mining &
                                                              Manufacturing Co.                     1,608,098     2,096,500     1.0
                                                     68,000   Ogden Corporation                     1,531,759     1,763,750     0.9
                                                                                                  -----------   -----------   -----
                                                                                                    3,864,526     6,539,625     3.2
                        ------------------------------------------------------------------------------------------------------------
                        Chemicals                    23,000   Dow Chemical Co. (The)                1,369,880     2,087,250     1.1
                                                     40,000   du Pont (E.I.) de Nemours & Co.       1,329,525     2,480,000     1.2
                                                                                                  -----------   -----------   -----
                                                                                                    2,699,405     4,567,250     2.3
                        ------------------------------------------------------------------------------------------------------------
                        Drugs                       100,000   American Home Products Corp.          3,031,175     5,150,000     2.5
                                                     40,000   Bristol-Myers Squibb Co.                913,275     4,557,500     2.3
                                                                                                  -----------   -----------   -----
                                                                                                    3,944,450     9,707,500     4.8
                        ------------------------------------------------------------------------------------------------------------
                        Foods                        40,000   General Mills, Inc.                   2,938,894     2,477,500     1.2
                                                     55,000   Quaker Oats Company                   2,983,189     2,908,125     1.5
                                                                                                  -----------   -----------   -----
                                                                                                    5,922,083     5,385,625     2.7
                        ------------------------------------------------------------------------------------------------------------
                        Household Products           24,000   Clorox Company                          728,490     2,460,000     1.2
                        ------------------------------------------------------------------------------------------------------------
                        Insurance                    65,000   American General Corp.                1,346,718     4,440,313     2.2
                                                     30,000   Lincoln National Corp.                1,275,150     2,872,500     1.4
                                                     85,000   Ohio Casualty Corp.                   2,708,281     3,623,125     1.8
                                                                                                  -----------   -----------   -----
                                                                                                    5,330,149     10,935,938    5.4
                        ------------------------------------------------------------------------------------------------------------
                        Merchandising                25,000   Penney (J.C.) Company, Inc.           1,157,975     1,467,188     0.7
                        ------------------------------------------------------------------------------------------------------------
                        Oil--Domestic                28,000   Atlantic Richfield Co.                1,584,596     1,897,000     0.9
                                                     90,000   Occidental Petroleum Corp.            2,323,525     2,002,500     1.0
                                                     50,000   Phillips Petroleum Co.                1,731,105     2,209,375     1.1
                                                                                                  -----------   -----------   -----
                                                                                                    5,639,226     6,108,875     3.0
                        ------------------------------------------------------------------------------------------------------------
                        Oil--International           40,000   Exxon Corp.                           1,189,846     2,805,000     1.4
                                                     40,000   Mobil Corp.                             915,150     2,790,000     1.4
                                                     50,000   Texaco Inc.                           1,177,506     3,040,625     1.5
                                                                                                  -----------   -----------   -----
                                                                                                    3,282,502     8,635,625     4.3
                        ------------------------------------------------------------------------------------------------------------
                        Paper & Forest Products      66,000   Union Camp Corp.                      3,963,011     2,800,875     1.4
                                                     60,000   Weyerhaeuser Co.                      2,666,100     2,520,000     1.2
                                                                                                  -----------   -----------   -----
                                                                                                    6,629,111     5,320,875     2.6
                        ------------------------------------------------------------------------------------------------------------
                        Real Estate Investment       38,000   Apartment Investment &
                        Trusts                                Management Co. (Class A)              1,201,028     1,444,000     0.7
                                                     19,207   Avalon Properties, Inc.                 514,336       689,051     0.3
                                                     40,000   Colonial Properties Trust             1,256,788     1,095,000     0.6
                                                     20,000   Crescent Real Estate Equities
                                                              Company                                 632,078       587,500     0.3
                                                     32,000   Developers Diversified Realty Corp    1,296,294     1,184,000     0.6
                                                     52,000   Duke Realty Investments, Inc.         1,267,708     1,114,750     0.6
                                                     35,000   Essex Property Trust, Inc.              854,486     1,067,500     0.5
                                                     35,000   Highwoods Properties, Inc.            1,132,663     1,082,813     0.5
                                                     30,000   Mack-Cali Realty Corporation          1,126,800       931,875     0.5
                                                                                                  -----------   -----------   -----
                                                                                                    9,282,181     9,196,489     4.6
                        ------------------------------------------------------------------------------------------------------------
                        Steel                        55,000   Carpenter Technology Corp.            1,747,599     2,382,187     1.2
                        ------------------------------------------------------------------------------------------------------------
                        Tobacco                      78,000   UST Inc.                              2,105,181     2,106,000     1.0
                        ------------------------------------------------------------------------------------------------------------


                                     8 & 9

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                                            Percent
NORTH AMERICA                                        Shares                                                        Value     of Net
(concluded)             Industries                    Held            Common Stocks                   Cost       (Note 1a)   Assets
====================================================================================================================================
United States           Utilities--Electric          85,000   American Electric Power Co., Inc.   $ 2,682,600   $ 3,660,312     1.8%
(concluded)                                         106,000   BEC Energy (a)                        2,656,360     4,054,500     2.0
                                                     60,000   Central and South West
                                                              Corporation                           1,598,600     1,526,250     0.7
                                                     63,000   Consolidated Edison Co. of
                                                              New York, Inc.                        1,779,750     2,665,687     1.3
                                                    105,000   Edison International, Inc.            1,759,425     2,913,750     1.4
                                                     60,000   Entergy Corporation                   1,689,850     1,642,500     0.8
                                                     44,000   Marketspan Corporation (c)            1,120,500     1,212,750     0.6
                                                     66,000   New Century Energies, Inc.            2,137,905     2,747,250     1.4
                                                    120,000   Northern States Power Co.             2,613,600     3,157,500     1.6
                                                    200,000   PECO Energy Company                   3,948,520     5,987,500     3.0
                                                                                                  -----------   -----------    ----
                                                                                                   21,987,110    29,567,999    14.6
                        ------------------------------------------------------------------------------------------------------------
                        Utilities--Natural Gas       40,000   Consolidated Natural Gas Co.          1,805,775     2,067,500     1.0
                                                     44,000   Enron Corp.                           2,026,319     2,329,250     1.2
                                                     78,197  +Sempra Energy                         2,037,272     1,969,587     1.0
                                                     50,000   Sonat, Inc.                             882,073     1,462,500     0.7
                                                     65,000   Williams Companies, Inc. (The)        2,185,643     2,084,062     1.0
                                                                                                  -----------   -----------    ----
                                                                                                    8,937,082     9,912,899     4.9
                        ------------------------------------------------------------------------------------------------------------
                        Utilities--                  78,000   Ameritech Corporation                 3,008,167     3,836,625     1.9
                        Telecommunications           92,160   Bell Atlantic Corp.                   2,299,200     4,181,760     2.1
                                                    120,000   Frontier Corporation                  3,101,508     4,027,500     2.0
                                                     40,000   GTE Corporation                       1,429,930     2,175,000     1.1
                                                     55,000   US West, Inc. (b)                     1,852,675     2,935,625     1.4
                                                                                                  -----------   -----------    ----
                                                                                                   11,691,480    17,156,510     8.5
                        ------------------------------------------------------------------------------------------------------------
                        Utilities--Water             76,000   American Water Works Co., Inc.        1,429,750     2,275,250     1.1
                                                     11,800   E'Town Corporation                      477,827       478,638     0.2
                                                     55,500   Philadelphia Suburban Corporation     1,203,656     1,186,312     0.6
                                                     31,500   United Water Resources Inc.             584,469       584,719     0.3
                                                                                                  -----------   -----------    ----
                                                                                                    3,695,702     4,524,919     2.2
                        ------------------------------------------------------------------------------------------------------------
                                                              Total Investments in North
                                                              America                             120,634,920   169,973,755    84.0
====================================================================================================================================
                                                              Total Common Stocks                 126,746,816   178,375,444    88.1
====================================================================================================================================

                                                     Face
                                                    Amount    Short-Term Securities
====================================================================================================================================
                        Repurchase Agreements** $ 9,648,000   Nikko Securities International,
                                                              Inc., purchased on 7/31/1998 to
                                                              yield 5.65% to 8/03/1998              9,648,000     9,648,000     4.8
                        ------------------------------------------------------------------------------------------------------------
                        US Government Agency     17,000,000   Federal Home Loan Mortgage Corp.,
                        Obligations***                        5.56% due 8/03/1998                  16,992,123    16,992,123     8.4
===================================================================================================================================
                                                              Total Short-Term Securities          26,640,123    26,640,123    13.2
===================================================================================================================================
                        Total Investments                                                        $153,386,939   205,015,567   101.3
                                                                                                 ============
                        Liabilities in Excess of Other Assets                                                    (2,694,837)  (1.3)
                                                                                                               ------------  -----
                        Net Assets                                                                             $202,320,730  100.0%
                                                                                                               ============  =====
====================================================================================================================================

  *American Depositary Receipts (ADR).
 **Repurchase Agreements are fully collateralized by US Government & Agency
   Obligations.
***US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
  +Non-income producing security.
(a)Formerly Boston Edison Co.
(b)Formerly U S West Communications Group.
(c)Formerly Long Island Lighting Company.
   See Notes to Financial Statements.


                                    10 & 11

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

STATEMENT OF ASSETS AND LIABILITIES

                   As of July 31, 1998
========================================================================================================================
Assets:            Investments, at value (identified cost--$153,386,939) (Note 1a) ..                       $205,015,567
                   Cash .............................................................                              2,362
                   Receivables:
                      Dividends .....................................................     $  631,860
                      Beneficial interest sold ......................................         98,466             730,326
                                                                                          ----------
                   Prepaid registration fees and other assets (Note 1g) .............                             44,559
                                                                                                            ------------
                   Total assets .....................................................                        205,792,814
                                                                                                            ------------
========================================================================================================================
Liabilities:       Payables:
                      Securities purchased ..........................................      2,790,021
                      Beneficial interest redeemed ..................................        364,720
                      Investment adviser (Note 2) ...................................        106,917
                      Distributor (Note 2) ..........................................         90,329           3,351,987
                                                                                          ----------
                   Accrued expenses and other liabilities ...........................                            120,097
                                                                                                            ------------
                   Total liabilities ................................................                          3,472,084
                                                                                                            ------------
========================================================================================================================
Net Assets:        Net assets .......................................................                       $202,320,730
                                                                                                            ============
========================================================================================================================
Net Assets         Class A Shares of beneficial interest, $0.10 par value,
Consist of:           unlimited number of shares authorized .........................                       $    157,742
                   Class B Shares of beneficial interest, $0.10 par value,
                      unlimited number of shares authorized .........................                            475,201
                   Class C Shares of beneficial interest, $0.10 par value,
                      unlimited number of shares authorized .........................                             28,719
                   Class D Shares of beneficial interest, $0.10 par value,
                      unlimited number of shares authorized .........................                            655,370
                   Paid-in capital in excess of par .................................                        119,791,853
                   Undistributed investment income--net .............................                            406,383
                   Undistributed realized capital gains on investments and foreign
                      currency transactions--net ....................................                         29,178,734
                   Unrealized appreciation on investments and foreign currency
                      transactions--net .............................................                         51,626,728
                                                                                                            ------------
                   Net assets .......................................................                       $202,320,730
                                                                                                            ============
========================================================================================================================
Net Asset          Class A--Based on net assets of $24,232,991 and 1,577,415
Value:                shares of beneficial interest outstanding .....................                       $      15.36
                                                                                                            ============
                   Class B--Based on net assets of $73,067,070 and 4,752,005
                      shares of beneficial interest outstanding .....................                       $      15.38
                                                                                                            ============
                   Class C--Based on net assets of $4,379,013 and 287,188
                      shares of beneficial interest outstanding .....................                       $      15.25
                                                                                                            ============
                   Class D--Based on net assets of $100,641,656 and
                      6,553,697 shares of beneficial interest outstanding ...........                       $      15.36
                                                                                                            ============
========================================================================================================================

                   See Notes to Financial Statements.


STATEMENT OF OPERATIONS

                   For the Year Ended July 31, 1998
========================================================================================================================
Investment         Dividends (net of $42,825 foreign withholding tax) ...............                        $ 6,110,296
Income             Interest and discount earned .....................................                            838,906
(Notes 1e & 1f):                                                                                             -----------
                   Total income .....................................................                          6,949,202
                                                                                                             -----------
========================================================================================================================
Expenses:          Investment advisory fees (Note 2) ................................  $   1,230,228
                   Account maintenance and distribution fees--Class B (Note 2) ......        809,407
                   Account maintenance fees--Class D (Note 2) .......................        229,949
                   Transfer agent fees--Class B (Note 2) ............................        113,856
                   Transfer agent fees--Class D (Note 2) ............................        106,132
                   Printing and shareholder reports .................................        103,992
                   Registration fees (Note 1g) ......................................         64,180
                   Professional fees ................................................         64,092
                   Account maintenance and distribution fees--Class C (Note 2) ......         37,876
                   Accounting services (Note 2) .....................................         36,688
                   Transfer agent fees--Class A (Note 2) ............................         33,565
                   Custodian fees ...................................................         25,488
                   Trustees' fees and expenses ......................................         24,312
                   Transfer agent fees--Class C (Note 2) ............................          5,515
                   Pricing fees .....................................................            323
                   Other ............................................................          6,596
                                                                                          ----------
                   Total expenses ...................................................                          2,892,199
                                                                                                             -----------
                   Investment income--net ...........................................                          4,057,003
                                                                                                             -----------
========================================================================================================================
Realized &         Realized gain (loss) from:
Unrealized Gain       Investments--net ..............................................     33,547,037
(Loss) On             Foreign currency transactions--net ............................         (3,755)         33,543,282
Investments &                                                                             ----------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--        Investments--net ..............................................    (15,044,869)
Net (Notes 1c,        Foreign currency transactions--net ............................         (1,900)        (15,046,769)
1d, 1f &3):                                                                               ----------         -----------
                   Net realized and unrealized gain on investments and foreign
                      currency transactions .........................................                         18,496,513
                                                                                                             -----------
                   Net Increase in Net Assets Resulting from Operations .............                        $22,553,516
                                                                                                             ===========
========================================================================================================================

                   See Notes to Financial Statements.


                                    12 & 13

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended July 31,
                                                                                        --------------------------------
                   Increase (Decrease) in Net Assets:                                        1998                1997
========================================================================================================================
Operations:        Investment income--net ...........................................   $  4,057,003        $  3,936,804
                   Realized gain on investments and foreign currency
                      transactions--net .............................................     33,543,282          13,476,208
                   Change in unrealized appreciation/depreciation on investments
                      and foreign currency transactions--net ........................    (15,046,769)         41,809,369
                                                                                        ------------        ------------
                   Net increase in net assets resulting from operations .............     22,553,516          59,222,381
                                                                                        ------------        ------------
========================================================================================================================
Dividends &        Investment income--net:
Distributions to      Class A .......................................................       (687,382)           (633,917)
Shareholders          Class B .......................................................     (1,178,158)         (1,785,749)
(Note 1h):            Class C .......................................................        (58,545)            (46,527)
                      Class D .......................................................     (2,102,336)         (1,455,366)
                   Realized gain on investments--net:
                      Class A .......................................................     (2,370,162)         (1,974,335)
                      Class B .......................................................     (6,786,151)        (10,210,077)
                      Class C .......................................................       (257,657)           (237,095)
                      Class D .......................................................     (6,550,432)         (5,178,309)
                                                                                        ------------        ------------
                   Net decrease in net assets resulting from dividends and
                      distributions to shareholders .................................    (19,990,823)        (21,521,375)
                                                                                        ------------        ------------
========================================================================================================================
Beneficial         Net increase (decrease) in net assets derived from beneficial
Interest              interest transactions .........................................       (292,936)          1,139,438
Transactions                                                                            ------------        ------------
(Note 4):
========================================================================================================================
Net Assets:        Total increase in net assets .....................................      2,269,757          38,840,444
                   Beginning of year ................................................    200,050,973         161,210,529
                                                                                        ------------        ------------
                   End of year* .....................................................   $202,320,730        $200,050,973
                                                                                        ============        ============
========================================================================================================================
                   *  Undistributed investment income--net (Note 1i) ................   $    406,383        $    379,522
                                                                                        ============        ============
========================================================================================================================

                   See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have been derived                          Class A
                   from information provided in the financial statements.       ----------------------------------------------------
                                                                                             For the Year Ended July 31,
                                                                                ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                          1998+      1997+      1996+      1995      1994
====================================================================================================================================
Per Share          Net asset value, beginning of year .......................    $ 15.21    $ 12.43    $ 12.24    $ 12.78   $ 13.60
Operating                                                                        -------    -------    -------    -------   -------
Performance:       Investment income--net ...................................        .39        .38        .38        .39       .41
                   Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net ..................       1.37       4.17       1.55       1.10      (.12)
                                                                                 -------    -------    -------    -------   -------
                   Total from investment operations .........................       1.76       4.55       1.93       1.49       .29
                                                                                 -------    -------    -------    -------   -------
                   Less dividends and distributions:
                    Investment income--net ..................................       (.39)      (.39)      (.36)      (.42)     (.46)
                                                                                 -------    -------    -------    -------   -------
                    Realized gain on investments--net .......................      (1.22)     (1.38)     (1.38)     (1.61)     (.65)
                                                                                 -------    -------    -------    -------   -------
                   Total dividends and distributions ........................      (1.61)     (1.77)     (1.74)     (2.03)    (1.11)
                                                                                 -------    -------    -------    -------   -------
                   Net asset value, end of year .............................    $ 15.36    $ 15.21    $ 12.43    $ 12.24   $ 12.78
                                                                                 =======    =======    =======    =======   =======
====================================================================================================================================
Total Investment   Based on net asset value per share .......................      12.03%     40.42%     16.98%     14.04%     2.38%
Return:*                                                                         =======    =======    =======    =======   =======
====================================================================================================================================
Ratios to Average  Expenses .................................................        .88%       .90%      1.04%      1.05%      .85%
Net Assets:                                                                      =======    =======    =======    =======   =======
                   Investment income--net ...................................       2.51%      2.87%      3.04%      3.39%     3.42%
                                                                                 =======    =======    =======    =======   =======
====================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...................    $24,233    $28,940    $18,106    $18,687   $21,854
Data:                                                                            =======    =======    =======    =======   =======
                   Portfolio turnover .......................................      32.66%     14.29%     26.42%     52.69%    22.75%
                                                                                 =======    =======    =======    =======   =======
====================================================================================================================================

                   The following per share data and ratios have been derived                          Class B
                   from information provided in the financial statements.       ----------------------------------------------------
                                                                                             For the Year Ended July 31,
                                                                                ----------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                          1998+      1997+      1996+      1995      1994
====================================================================================================================================
Per Share          Net asset value, beginning of year .......................   $  15.22   $  12.44   $  12.23   $  12.77  $  13.59
Operating                                                                       --------   --------   --------   --------  --------
Performance:       Investment income--net ...................................        .23        .25        .26        .29       .33
                   Realized and unrealized gain (loss) on
                   investments and foreign currency transactions--net .......       1.38       4.16       1.55       1.07      (.18)
                                                                                --------   --------   --------   --------  --------
                   Total from investment operations .........................       1.61       4.41       1.81       1.36       .15
                                                                                --------   --------   --------   --------  --------
                   Less dividends and distributions:
                     Investment income--net .................................       (.23)      (.25)      (.22)      (.29)     (.32)
                     Realized gain on investments--net ......................      (1.22)     (1.38)     (1.38)     (1.61)     (.65)
                                                                                --------   --------   --------   --------  --------
                   Total dividends and distributions ........................      (1.45)     (1.63)     (1.60)     (1.90)     (.97)
                                                                                --------   --------   --------   --------  --------
                   Net asset value, end of year .............................   $  15.38   $  15.22   $  12.44   $  12.23  $  12.77
                                                                                ========   ========   ========   ========  ========
====================================================================================================================================
Total Investment   Based on net asset value per share .......................      10.94%     38.90%     15.89%     12.82%     1.30%
Return:*                                                                        ========   ========   ========   ========  ========
====================================================================================================================================
Ratios to Average  Expenses .................................................       1.90%      1.94%      2.08%      2.09%     1.88%
Net Assets:                                                                     ========   ========   ========   ========  ========
                   Investment income--net ...................................       1.50%      1.89%      2.06%      2.36%     2.39%
                                                                                ========   ========   ========   ========  ========
====================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ...................   $ 73,067   $ 93,509   $ 96,461   $130,921  $167,889
Data:                                                                           ========   ========   ========   ========  ========
                   Portfolio turnover .......................................      32.66%     14.29%     26.42%     52.69%    22.75%
                                                                                ========   ========   ========   ========  ========
====================================================================================================================================

                  *Total investment returns exclude the effects of sales loads +Based on average shares outstanding See Notes to Financial
                   Statements
                   See Notes to Financial Statements.


                                    14 & 15

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                 Class C
                                                                                -----------------------------------------
                                                                                                                 For the
                                                                                                                  Period
                     The following per share data and ratios have been derived             For the Year          Oct. 21,
                     from information provided in the financial statements.               Ended July 31,         1994+ to
                                                                                ------------------------------   July 31,
                     Increase (Decrease) in Net Asset Value:                      1998++     1997++     1996++    1995
=========================================================================================================================
Per Share            Net asset value, beginning of period ...................     $15.11     $12.37     $12.20     $11.84
Operating                                                                         ------     ------     ------     ------
Performance:         Investment income--net .................................        .23        .24        .24        .21
                     Realized and unrealized gain on investments and foreign
                     currency transactions--net .............................       1.37       4.13       1.55       1.21
                                                                                  ------     ------     ------     ------
                     Total from investment operations .......................       1.60       4.37       1.79       1.42
                                                                                  ------     ------     ------     ------
                     Less dividends and distributions:
                        Investment income--net ..............................       (.24)      (.25)      (.24)      (.25)
                        Realized gain on investments--net ...................      (1.22)     (1.38)     (1.38)      (.81)
                                                                                  ------     ------     ------     ------
                     Total dividends and distributions ......................      (1.46)     (1.63)     (1.62)     (1.06)
                                                                                  ------     ------     ------     ------
                     Net asset value, end of period .........................     $15.25     $15.11     $12.37     $12.20
                                                                                  ======     ======     ======     ======
=========================================================================================================================
Total Investment     Based on net asset value per share .....................      10.96%     38.84%    15.78%      13.30%++
Return:**                                                                         ======     ======     ======     ======
=========================================================================================================================
Ratios to Average    Expenses ...............................................       1.90%      1.95%      2.08%      2.19%*
Net Assets:                                                                       ======     ======     ======     ======
                     Investment income--net .................................       1.47%      1.83%      1.91%      1.94%*
                                                                                  ======     ======     ======     ======
=========================================================================================================================
Supplemental         Net assets, end of period (in thousands) ...............     $4,379     $3,025     $1,953     $  811
Data:                                                                             ======     ======     ======     ======
                     Portfolio turnover .....................................      32.66%     14.29%     26.42%     52.69%
                                                                                  ======     ======     ======     ======
=========================================================================================================================

                                                                                                 Class D
                                                                                -----------------------------------------
                                                                                                                 For the
                                                                                                                  Period
                     The following per share data and ratios have been derived             For the Year          Oct. 21,
                     from information provided in the financial statements.               Ended July 31,         1994+ to
                                                                                ------------------------------   July 31,
                     Increase (Decrease) in Net Asset Value:                      1998++     1997++     1996++    1995
=========================================================================================================================
Per Share            Net asset value, beginning of period ...................    $ 15.20    $ 12.43    $ 12.24    $ 11.85
Operating                                                                       --------    -------    -------    -------
Performance:         Investment income--net                                          .35        .35        .34        .26
                     Realized and unrealized gain on investments and foreign
                     currency transactions--net .............................       1.38       4.16       1.57       1.23
                                                                                --------    -------    -------    -------
                     Total from investment operations .......................       1.73       4.51       1.91       1.49
                                                                                --------    -------    -------    -------
                     Less dividends and distributions:
                        Investment income--net ..............................       (.35)      (.36)      (.34)      (.29)
                        Realized gain on investments--net ...................      (1.22)     (1.38)     (1.38)      (.81)
                                                                                --------    -------    -------    -------
                     Total dividends and distributions ......................      (1.57)     (1.74)     (1.72)     (1.10)
                                                                                --------    -------    -------    -------
                     Net asset value, end of period .........................    $ 15.36    $ 15.20    $ 12.43    $ 12.24
                                                                                ========    =======    =======    =======
=========================================================================================================================
Total Investment     Based on net asset value per share .....................      11.84%     39.99%     16.73%     13.98%++
Return:**                                                                       ========    =======    =======    =======
=========================================================================================================================
Ratios to Average    Expenses ...............................................       1.12%      1.15%      1.28%      1.38%*
Net Assets:                                                                     ========    =======    =======    =======
                     Investment income--net .................................       2.25%      2.62%      2.62%      2.93%*
                                                                                ========    =======    =======    =======
=========================================================================================================================
Supplemental         Net assets, end of period (in thousands) ...............   $100,642    $74,577    $44,691    $13,988
Data:                                                                           ========    =======    =======    =======
                     Portfolio turnover .....................................      32.66%     14.29%     26.42%     52.69%
                                                                                ========    =======    =======    =======
=========================================================================================================================

                    *Annualized.
                   **Total investment returns exclude the effects of sales loads ++Aggregate total investment return.
                    +Commencement of operations.
                   ++Based on average shares outstanding.
                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes to Class D account maintenance and distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market


                                    16 & 17

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998
value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Options--The Fund is authorized to write call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,721 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ..........................................      0.25%          0.75%
Class C ..........................................      0.25%          0.75%
Class D ..........................................      0.25%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            MLFD       MLPF&S
--------------------------------------------------------------------------------
Class A ...............................................   $  260      $ 3,654
Class D ...............................................   $2,330      $33,138
--------------------------------------------------------------------------------


                                    18 & 19

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $70,120 and $1,695 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $7,029 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $61,819,072 and $85,850,061, respectively.

Net realized gains (losses) for the year ended July 31, 1998 and net unrealized gains (losses) as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                               Realized Gains       Unrealized
                                                  (Losses)        Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ......................... $ 33,547,063       $ 51,628,628
Short-term investments ........................          (26)                --
Foreign currency transactions .................       (3,755)            (1,900)
                                                ------------       ------------
Total ......................................... $ 33,543,282       $ 51,626,728
                                                ============       ============
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $51,628,628, of which $55,834,488 related to appreciated securities and $4,205,860 related to depreciated securities. At July 31, 1998, the aggregate cost of investments for Federal income tax purposes was $153,386,939.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(292,936) and $1,139,438 for the years ended July 31, 1998 and July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           514,315       $  7,854,695
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................           161,266          2,431,803
                                                ------------       ------------
Total issued .............................           675,581         10,286,498
Shares redeemed ..........................        (1,001,374)       (15,674,992)
                                                ------------       ------------
Net decrease .............................          (325,793)      $ (5,388,494)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1997                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           738,877       $  9,839,082
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................           174,588          2,156,968
                                                ------------       ------------
Total issued .............................           913,465         11,996,050
Shares redeemed ..........................          (466,533)        (6,214,661)
                                                ------------       ------------
Net increase .............................           446,932       $  5,781,389
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,170,952       $ 17,989,341
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................           397,438          6,004,482
                                                ------------       ------------
Total issued .............................         1,568,390         23,993,823
Automatic conversion of shares ...........        (1,761,378)       (26,630,593)
Shares redeemed ..........................        (1,200,240)       (18,345,326)
                                                ------------       ------------
Net decrease .............................        (1,393,228)      $(20,982,096)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1997                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,152,569       $ 15,222,749
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................           780,725          9,588,807
                                                ------------       ------------
Total issued .............................         1,933,294         24,811,556
Automatic conversion of shares ...........        (1,502,518)       (20,727,653)
Shares redeemed ..........................        (2,041,893)       (27,000,714)
                                                ------------       ------------
Net decrease .............................        (1,611,117)      $(22,916,811)
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           269,716       $  4,117,807
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            15,921            238,604
                                                ------------       ------------
Total issued .............................           285,637          4,356,411
Shares redeemed ..........................          (198,582)        (3,033,238)
                                                ------------       ------------
Net increase .............................            87,055       $  1,323,173
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1997                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           168,820       $  2,194,913
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................            16,466            201,175
                                                ------------       ------------
Total issued .............................           185,286          2,396,088
Shares redeemed ..........................          (143,105)        (1,879,385)
                                                ------------       ------------
Net increase .............................            42,181       $    516,703
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           294,437       $  4,567,752
Automatic conversion of shares ...........         1,762,950         26,630,593
Shares issued to shareholders in
reinvestment of dividends
and distributions ........................           436,035          6,579,795
                                                ------------       ------------
Total issued .............................         2,493,422         37,778,140
Shares redeemed ..........................          (845,433)       (13,023,659)
                                                ------------       ------------
Net increase .............................         1,647,989       $ 24,754,481
                                                ============       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1997                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           148,779       $  1,971,059
Automatic conversion of shares ...........         1,502,850         20,727,653
Shares issued to shareholders in
reinvestment of dividends
and distributions ........................           436,926          5,386,950
                                                ------------       ------------
Total issued .............................         2,088,555         28,085,662
Shares redeemed ..........................          (778,090)       (10,327,505)
                                                ------------       ------------
Net increase .............................         1,310,465       $ 17,758,157
                                                ============       ============
--------------------------------------------------------------------------------


                                    20 & 21

                            Merrill Lynch Strategic Dividend Fund, July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Strategic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Strategic Dividend Fund as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Strategic Dividend Fund as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
September 8, 1998

IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid quarterly by Merrill Lynch Strategic Dividend Fund during its taxable year ended July 31, 1998, 100% qualify for the dividends received deduction for corporations.

Additionally, the following information summarizes the long-term capital gains distributions paid by the Fund during its taxable year ended July 31, 1998:

--------------------------------------------------------------------------------
   Record                           Payable                Long-Term
    Date                             Date                Capital Gains
--------------------------------------------------------------------------------
   10/06/97                        10/14/97               $.879214*
   12/16/97                        12/24/97               $.323376**
--------------------------------------------------------------------------------

 *Of this long-term capital gain distribution, 39.13% is subject to the 28% tax rate and 60.87% is subject to the 20% tax rate.
**Of this long-term capital gain distribution, 16.48% is subject to the 28% tax rate and 83.52% is subject to the 20% tax rate.

  Please retain this information for your records.

PORTFOLIO CHANGES (unaudited)

                For the Quarter Ended July 31, 1998
===================================================================================================================
Additions       British Steel PLC             * R.H. Donnelley Corp.            UST Inc.
                E'Town Corporation              Sempra Energy                   United Water Resources Inc.
                Highwoods Properties, Inc.
===================================================================================================================
Deletions       Cooper Industries, Inc.         Harris Corporation              May Department Stores Co.
                Eastman Kodak Co.               Long Island Lighting Co.        Patriot American Hospitality, Inc.
                Foster Wheeler Corp.            Manitowoc Company, Inc. (The) * R.H. Donnelley Corp.
===================================================================================================================

* Added and deleted in the same quarter.


PORTFOLIO INFORMATION (unaudited)

   As of July 31, 1998
   =============================================================================
                                               Percent of
   Ten Largest Common Stock Holdings           Net Assets

   PECO Energy Company .......................     3.0%
   American Home Products Corp. ..............     2.5
   Bristol-Myers Squibb Co....................     2.3
   American General Corp .....................     2.2
   Bell Atlantic Corp.........................     2.1
   BEC Energy ................................     2.0
   Frontier Corporation ......................     2.0
   Ford Motor Company ........................     2.0
   Ameritech Corporation .....................     1.9
   American Electric Power Co., Inc. .........     1.8


                                    22 & 23

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011                                                           10561--7/98

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